FORM OF

APPENDIX A

TO

ADMINISTRATIVE AGENCY AGREEMENT

Dated as of August 1, 2021

The following is a list of Corporations, Trusts and Funds for which the Administrator shall provide services (as those services are described in Appendix B). This Appendix A may be amended to include or delete Corporations, Trusts, Funds or services provided an executed copy of such revised Appendix is provided to the Administrator:

Open-End Funds

Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration
Pioneer Bond Fund	Pioneer Bond Fund	March 5, 2012	✓	✓		✓

Pioneer Core Trust I	Pioneer High Income Municipal Portfolio	n/a	✓	✓		✓

Pioneer Equity Income Fund	Pioneer Equity Income Fund	March 5, 2012	✓	✓		✓

Pioneer Fund	Pioneer Fund	March 5, 2012	✓	✓		✓

Pioneer High Yield Fund	Pioneer High Yield Fund	March 5, 2012	✓	✓		✓

Pioneer Asset Allocation Trust	Pioneer Solutions – Balanced Fund	n/a	✓		✓	✓	✓	✓

Pioneer Mid Cap Value Fund	Pioneer Mid Cap Value Fund	March 5, 2012	✓			✓

Pioneer Money Market Trust	Pioneer U.S. Government Money Market Fund	March 5, 2012	✓		✓	✓	✓	✓

Pioneer Real Estate Shares	Pioneer Real Estate Shares	March 5, 2012	✓	✓		✓

Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration
Pioneer Series Trust II	Pioneer AMT-Free Municipal Fund	March 5, 2012	✓	✓		✓

	Pioneer Select Mid Cap Growth Fund	March 5, 2012	✓			✓

Pioneer Series Trust III	Pioneer Disciplined Value Fund	March 5, 2012	✓			✓

Pioneer Series Trust IV	Pioneer Balanced ESG Fund	March 5, 2012	✓	✓		✓

	Pioneer Multi-Asset Income Fund	March 5, 2012	✓	✓		✓

	Pioneer Securitized Income Fund	n/a	✓	✓		✓

Pioneer Series Trust V	Pioneer Global Equity Fund	March 5, 2012	✓			✓

	Pioneer High Income Municipal Fund	March 5, 2012	✓	✓		✓

Pioneer Series Trust VI	Pioneer Floating Rate Fund	March 5, 2012	✓	✓		✓

	Pioneer Flexible Opportunities Fund	March 5, 2012	✓			✓

	Flexible Opportunities Commodity Fund LTD	March 5, 2012	✓			✓

Pioneer Series Trust VII	Pioneer Global High Yield Fund	March 5, 2012	✓	✓		✓

Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration
Pioneer Series Trust VIII	Pioneer International Equity Fund	March 5, 2012	✓			✓

Pioneer Series Trust X	Pioneer Corporate High Yield Fund	March 5, 2012	✓	✓		✓

	Pioneer Fundamental Growth Fund	March 5, 2012	✓			✓

	Pioneer Multi- Asset Ultra Short Income Fund	March 5, 2012	✓	✓		✓

Pioneer Series Trust XI	Pioneer Core Equity Fund	March 5, 2012	✓			✓

Pioneer Series Trust XII	Pioneer Disciplined Growth Fund	March 5, 2012	✓			✓

	Pioneer MAP – High Income Municipal Fund	n/a

Pioneer Series Trust XIV (formerly, Pioneer Strategic Income Fund)	Pioneer Emerging Markets Equity Fund	n/a

	Pioneer Global Sustainable Growth Fund	n/a

	Pioneer Global Sustainable Value Fund	n/a

	Pioneer Intrinsic Value Fund	n/a

	Pioneer Strategic Income Fund	March 5, 2012	✓	✓		✓

Pioneer Short Term Income Fund	Pioneer Short Term Income Fund	March 5, 2012	✓	✓		✓

Pioneer Variable Contracts Trust	Pioneer Bond VCT Portfolio	March 5, 2012	✓	✓		✓

	Pioneer Equity Income VCT Portfolio	March 5, 2012	✓			✓

	Pioneer Fund VCT Portfolio	March 5, 2012	✓			✓

	Pioneer Select Mid Cap Growth VCT Portfolio	March 5, 2012	✓			✓

	Pioneer High Yield VCT Portfolio	March 5, 2012	✓	✓		✓

	Pioneer Mid Cap Value VCT Portfolio	March 5, 2012	✓			✓

	Pioneer Real Estate Shares VCT Portfolio	March 5, 2012	✓			✓

	Pioneer Strategic Income VCT Portfolio	March 5, 2012	✓	✓		✓

Closed-End Funds
Corporations/ Trust	Fund	Conversion Date	Fund Accounting / Treasurer Support	SEC Yield Calculation	SOI	Compliance Monitoring	Tax	Expense Administration

Pioneer Diversified High Income Fund, Inc.	Pioneer Diversified High Income Fund, Inc.	May 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer Floating Rate Fund, Inc.	Pioneer Floating Rate Fund, Inc.	April 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer High Income Fund, Inc.	Pioneer High Income Fund, Inc.	April 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer ILS Interval Fund	Pioneer ILS Interval Fund	n/a	✓	✓		✓

Pioneer ILS Bridge Fund	Pioneer ILS Bridge Fund	n/a	✓	✓		✓

Pioneer Municipal High Income Fund, Inc.	Pioneer Municipal High Income Fund, Inc.	May 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer Municipal High Income Advantage Fund, Inc.	Pioneer Municipal High Income Advantage Fund, Inc.	April 2, 2012	✓	✓	✓	✓	✓	✓

Pioneer Municipal High Income Opportunities Fund, Inc.	Pioneer Municipal High Income Opportunities Fund, Inc.	n/a

BROWN BROTHERS HARRIMAN & CO.

By:

Name:
Title:	Managing Director
Date:

AMUNDI ASSET MANAGEMENT US, INC.	Each CORPORATION/TRUST listed above, on behalf of the above-named Funds

By:	By:
Name: Gregg Dooling	Name: Anthony J. Koenig

Title: CFO	Title: Managing Director, Chief Operations Officer & Fund Treasurer
Date:	Date: